Exhibit 99.2 Investor Presentation Third Quarter 2019 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com 949-864-8000 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com 949-864-8000 1

Forward Looking Statement The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, tax rates and the impact of the acquisition of Grandpoint and other acquisitions. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; uncertainty regarding the future of LIBOR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss (“CECL”) model, which will change how we estimate credit losses and may increase the required level of our allowance for credit losses after adoption on January 1, 2020; possible other-than-temporary impairments of securities held by us; the impact of current governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2018 Annual Report on Form 10-K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Corporate Overview Headquarters Irvine, Ca Exchange / Listing NASDAQ: PPBI Market Cap $2.03 Billion(1) Average Daily Volume 395,493 Shares(2) Outstanding Shares 59,364,354(1) Dividend Yield 2.57%(1)(3) # of Research Analysts 7 Analysts Focus Small & Mid-Market Businesses Total Assets $11.81 Billion(4) Branch Network 41 Full-Service Branch Locations (1) Market data as of November 6, 2019 (2) 3-month average as of November 6, 2019 (3) Annualized (4) As of 9/30/2019 3

Geographic Footprint Premier banking franchise in the Western U.S. – well-positioned for further expansion . 36 branches in Southern California Franchise Footprint and Central Coast California . 3 branches in Arizona (Phoenix and Tucson) . 1 branch in Las Vegas, Nevada . 1 branch in Vancouver, Washington California Footprint 4

Highlights – Q3 2019 Strong, consistent financial returns and profile . Net income of $41.4 million or $0.69 per diluted share . ROAA of 1.44%, and ROATCE of 16.27% Earnings . Efficiency ratio of 50.9% (1) . Net interest margin of 4.36%; core net interest margin of 4.12%(2) . Loan portfolio of $8.8 billion, a decrease of $14.5 million, or 0.2%, from Q2 2019 . New loan commitments of $536.9 million for the quarter at a 5.28% weighted average rate Loans and Asset Quality . Total delinquency as a percent of loans held for investment of 0.13% . Nonperforming assets as a percent of total assets of 0.07% . Classified assets to total assets of 0.33% . Non-maturity deposit growth of $214.3 million or 12% annualized . Non-maturity deposits equal 85% of total deposits, noninterest-bearing deposits represent 41% Deposits . Cost of funds decreased to 0.86% from 0.92% in Q2 2019 . Cost of deposits decreased to 0.71% from 0.73% in Q2 2019 . Cost of deposits at September 30, 2019 of 0.68% . Tangible book value per share of $18.41, which increased by 15% year over year Capital . Declared a quarterly cash dividend of $0.22 per share which is payable in Q4 2019 . Completed the $100 million stock repurchase program during Q3 2019 (1) Represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger-related expenses to the sum of net interest income before provision for loan losses and total noninterest income, less gain / (loss) on sales of securities, OTTI impairment, gain / (loss) of other real estate owned, and gain / (loss) from debt extinguishment (2) Please refer to non-U.S. GAAP reconciliation in appendix 5

Value Creation Strategy Increase EPS and TBV by growing scale and operating leverage Expand our market presence through disciplined organic and acquisitive growth . Target ROAA of 1.50% . Target ROATCE of 17% - 18% Focus on small and middle market commercial businesses . Revenues of $5 - $250 million . Emphasis on full banking relationships Organic Growth . Full suite of commercial and SMID business products and services . Complementary business centric nationwide lines of business: . HOA Management, QSR Franchise, SBA . Disciplined sales process utilizing our customized Salesforce technology Target commercial banks and specialized lines of business . Complementary geography / relationship focused / product expansion . Attractive deposit profile with emphasis on non-maturity deposits Acquisitive Growth . Disciplined acquisition criteria: . Accretive to EPS 1st full year . < 3 years TBV dilution payback . +15% IRR . Solid track record of delivering value for shareholders 6

Acquisition History PPBI acquisitions have consistently enhanced franchise value . Over the last 5 years, TBVPS has grown 13% compounded annually . Assets have grown 40% compounded annually since 2013 Acquisition Timeline Total Assets July 2018 TBV/Share April 2017 and November Acquired 2017 Grandpoint Capital, $18.41 Acquired Heritage Oaks $14,000 Inc. ($3.2B assets) Bancorp ($2.0B assets) and February 2011 Plaza Bancorp ($1.3B assets) $18.00 Acquired Canyon $11,784 $11,811 National Bank $11,487 $11,580 $12,000 ($192MM assets) in FDIC-assisted deal January 2016 Acquired Security California Bancorp ($715MM assets) $10,000 April 2012 January 2014 $15.50 Acquired Palm Acquired Infinity Desert National Franchise Holdings January 2015 $8,025 Bank ($103MM ($80MM assets), a Acquired $8,000 assets) in FDIC- specialty finance Independence assisted deal company Bank ($422MM assets) $13.00 March 2013 and June 2013 $6,000 Acquired First Associations Bank ($424MM assets) and San Diego Trust Bank $4,036 ($211MM assets) $4,000 $2,790 $10.50 $2,038 $1,714 $2,000 $- $8.00 2013 2014 2015 2016 2017 2018 1Q'19 2Q'19 3Q'19 Non-Acquired Acquired TBV/Share Note: All dollars in millions, except per share data 7

Acquisition Execution The Company has a well established and successful track record of executing on acquisitions . Organic growth driven by dynamic and disciplined sales culture . Geographic expansion through highly accretive FDIC-assisted acquisitions 2008 - 2012 ₋ Canyon National Bank (“CNB”) - $192 million in assets, closed on 2/11/2011 (FDIC-Assisted) ₋ Palm Desert National Bank (“PDNB”) - $103 million in assets, closed on 4/27/2012 (FDIC- Assisted) . Build out of commercial banking platform through acquisitions ₋ First Associations Bank (“FAB”) - $424 million in assets, closed on 3/15/2013 (151 days) ₋ San Diego Trust Bank (“SDTB”) - $211 million in assets, closed on 6/25/2013 (110 days) ₋ Infinity Franchise Holdings (“IFH”) - $80 million in assets, closed on 1/30/2014 (73 days) 2013 - 2018 ₋ Independence Bank (“IDPK”) - $422 million in assets, closed on 1/26/2015 (96 days) ₋ Security California Bancorp (“SCAF”) - $715 million in assets, closed 1/31/2016 (120 days) ₋ Heritage Oaks Bancorp (“HEOP”) – $2 billion in assets, closed on 4/1/2017 (109 days) ₋ Plaza Bancorp (“PLZZ”) - $1.3 billion in assets, closed on 11/1/2017 (84 days) ₋ Grandpoint Capital, Inc. (“GPNC”) - $3.2 billion in assets, closed on 7/1/2018 (139 days) . Produce EPS growth from scale, efficiency and balance sheet leverage 2019 and . Disciplined organic and acquisitive growth, increasing franchise and shareholder value Beyond . Board and management regularly assess strategic direction – Buy, Sell or Hold 8

Strong Earnings Performance The Company has consistently delivered leading earnings growth and shareholder value Total Revenue and Efficiency Ratio Net Income and Earnings Per Share $600.0 $200.0 $2.76 $2.76 $2.50 75.0% $180.0 $2.50 $495.1 $500.0 $166 $166 $160.0 $2.26 $423.7 $2.05 64.7% $140.0 $136 $2.00 $400.0 65.0% 61.3% $123 $120.0 $1.58 $1.56 $1.50 $1.34 $300.0 55.9% $278.6 $100.0 $1.46 53.6% 55.0% $79 $1.04 Net Net Income ($MM) $80.0 $1.19 $1.00 Earnings per Share ($) $200.0 51.6% $60 $172.7 50.9% 50.9% $0.80 $60.0 $0.96 $43 $120.7 45.0% $40 $40.0 $100.0 $87.0 $29 $0.50 $67.3 $0.54 $26 $18 $20.0 $13 $17 $9 $0.0 35.0% $0.0 $0.00 2013 2014 2015 2016 2017 2018 3Q'19* 2013 2014 2015 2016 2017 2018 3Q'19* Total Revenue Efficiency Ratio Reported Net Income Operating Net Income(1) Note: All dollars in millions Reported Diluted EPS Operating Diluted EPS(1) (1) Please refer to non-U.S. GAAP reconciliation in appendix * Annualized 9

Net Interest Margin Strong asset yields and low cost deposits - NIM ranks in the top quartile(3) . Net interest income has grown 43% compounded annually since 2013 Loan Portfolio Reported Yields, Core Yields (1), Reported and Core Net Interest Margin (2) and Total Deposit Costs 6.00% 6.00% 5.50% 5.20% 5.59% 5.59% 5.56% 5.57% 5.52% 5.45% 5.00% 5.50% 5.39% 5.32% 5.31% 4.20% 4.48% 4.43% 4.44% 5.37% 4.37% 4.36% 5.34% 4.50% 4.28% 5.31% 4.21% 4.25% 5.26% 5.28% 4.18% 5.17% 5.17% 3.20% 4.24% 5.00% 5.11% 4.00% 4.20% 4.18% 4.21% 4.09% 4.08% 4.12% 5.02% 4.06% Loan Yields 3.93% Cost of Deposits 3.50% 2.20% 4.50% 3.00% 1.20% 0.73% 0.63% 0.71% 2.50% 0.51% 0.34% 0.34% 0.32% 0.28% 0.28% 4.00% 0.20% 2.00% 2013 2014 2015 2016 2017 2018 1Q'19 2Q'19 3Q'19 2013 2014 2015 2016 2017 2018 1Q'19 2Q'19 3Q'19 Portfolio Core Loan Yields (1) Portfolio Reported Loan Yields Cost of Total Deposits Core Net Interest Margin (2) Reported Net Interest Margin (1) Core loan yields exclude accretion and other one-time adjustments (2) Please refer to non-U.S. GAAP reconciliation in appendix (3) Source: SNL Financial – 2Q19 PPBI ranked 86th percentile of KRX banks 10

Capital Ratios & Capital Management Capital management is a key focus of the Board and Management . Quarterly dividend of $0.22 per share . Completed the $100 million stock repurchase program during Q3 2019 . 3.4 million shares repurchased, which was 5.4% of outstanding shares as of 3/31/2019 Holding Company Capital Ratios Q3 2019 Q2 2019 Leverage Ratio 10.34% 10.32% Common Equity Tier-1 Ratio (CET-1) 10.93% 10.82% Tier-1 Ratio 11.04% 11.07% Risk Based Capital Ratio 13.40% 13.54% Bank Level Capital Ratios Q3 2019 Q2 2019 Leverage Ratio 12.20% 11.66% Common Equity Tier-1 Ratio (CET-1) 13.01% 12.51% Tier-1 Ratio 13.01% 12.51% Risk Based Capital Ratio 13.41% 12.90% 11

Expanding Our Capabilities Key business initiatives enhancing products and processes to drive additional revenue and balance sheet growth Technology enabled Business Development Significant investment in customizing the Salesforce platform. • Manage and monitor all facets of client relationship • Enhanced analytics to consistently drive lead generation and new client acquisition • Robust monitoring and reporting capabilities • Productivity tracking and performance management Product Enhancements Foreign Third Party Treasury Management Currency Escrow • Expanded International Banking • M&A Transactions • Enhanced Account Analysis Platform Group • Capital Investments • Expanded Lockbox Services • Streamlined Foreign Currency • Contractor Retention • Improved ACH Capabilities Processing • Disbursement/Fund Control • Invoice to Pay • Improved Client Experience • Qualified Escrow Accounts • Check Printing Service • Large Asset Acquisition • Dissolution of Assets 12

Premier API Banking & DataVault®

Modernizing the exchange of data between clients and the Bank

- Premier API Banking allows software developers, corporate clients and FinTechs to partner with Pacific Premier to create powerful applications and long lasting relationships

Technology Advancements

Pacific Premier Bank Data Services

- Core Banking Services
- Check Images
- Statement Images
- Transaction Details
- Account Transfers
- Electronic Payments

DataVault® API

Industry Accounting Platforms

FinTech Application

Corporate Clients

Expanded Market Opportunities

- HOA Software Partners
- FinTech Partners
- Accounting Software Partners
- Subscription Companies
- Healthcare
- Alternate lending models

Data flows through Bank systems to reach the client securely and directly.

13

Attractive Deposit Portfolio 85% non-maturity deposit composition with 41% in non-interest bearing reflects strong client relationship based business model As of Cost of (dollars in thousands) 9/30/2019 Deposits (1) Certificates of Deposit 15% Deposits Non-interest bearing demand $ 3,623,546 0.00% Interest-bearing demand 529,401 0.49% Non-interest Bearing Money market and savings 3,362,453 0.93% Demand 41% Total non-maturity deposits 7,515,400 0.46% Money Market and Savings Retail certificates of deposit 1,019,433 1.85% 38% Wholesale brokered certificates of deposit 324,455 2.48% Total certificates of deposit 1,343,888 2.02% Total deposits $ 8,859,288 0.71% Interest-Bearing Demand 6% (1) Quarterly average cost 14

Deposit Cost Trends PPBI’s focus on client relationships has resulted in a low-cost, high value deposit base with non-maturity deposits representing 85% of total deposits Total Deposits and Weighted Average Cost $10,000 4.00% $8,862 $8,859 $9,000 $8,658 $8,715 3.50% $8,000 3.00% $7,000 $6,086 2.50% $6,000 $5,000 2.00% $4,000 1.50% $3,146 $3,000 $2,195 1.00% 0.73% 0.71% $2,000 $1,631 0.63% $1,306 0.51% 0.50% $1,000 0.34% 0.34% 0.32% 0.28% 0.28% $0 0.00% 2013 2014 2015 2016 2017 2018 1Q'19 2Q'19 3Q'19 Non-maturity Deposits Certificates of Deposit Cost of Deposits 15

Loan Commitments and Balances Over $10 billion in loan commitments with 51% in business loan commitments Loan Commitments Outstanding Loan Balances 1-4 family Farmland 3% Farmland 1-4 family 2% 2% 3% Const. & Const. & Commercial and land land 6% industrial 7% Commercial and 14% industrial 24% Multi-family Multi-family 15% 19% Commercial owner occupied Commercial owner occupied 19% 16% Commercial non-owner occupied 21% Commercial non-owner occupied Franchise 24% 10% Franchise 9% Agribusiness SBA 2% SBA Agribusiness 1% 1% 2% $10.5 Billion $8.8 Billion 16

Loan Portfolio Composition Well diversified, high yielding commercial loan portfolio As of Weighted 1-4 family (1) Farmland 3% (dollars in thousands) 9/30/2019 Average Rates 2% Business loans Const. & Commercial and industrial $ 1,233,938 5.43% land Franchise 894,023 5.57% 6% Commercial owner occupied 1,678,888 4.90% Commercial owner occupied SBA 179,965 7.34% 19% Agribusiness 119,633 5.25% Multi-family 19% Total business loans 4,106,447 5.32% Commercial and industrial Real estate loans 14% Commercial non-owner occupied 2,053,590 4.62% Multi-family 1,611,904 4.35% Commercial non-owner One-to-four family 273,182 4.94% occupied 24% Construction 478,961 6.13% Franchise 10% Farmland 171,667 4.70% Land 30,717 5.43% Agribusiness Total real estate loans 4,620,021 4.71% SBA 2% 1% Consumer loans 40,548 4.82% Gross loans held for investment $ 8,767,016 5.00% (1) As of 9/30/19 and excluding the impact of fees, discounts and premiums 17

Loan Portfolio Trends Prudent loan portfolio growth with disciplined pricing Loan Portfolio and Weighted Average Rates 6.00% 5.67% $12,000 5.42% 5.30% 5.28% 5.00% 5.02% 4.97% 4.88% 4.89% 5.00% 5.13% 5.13% 5.11% $10,000 5.00% 4.90% 4.91% 4.95% 4.73% 4.81% $8,846 $8,875 $8,782 $8,767 4.00% $8,000 $6,199 3.00% $6,000 $4,000 2.00% $3,238 $2,254 $2,000 $1,628 1.00% $1,240 $0 0.00% 2013 2014 2015 2016 2017 2018 1Q'19 2Q'19 3Q'19 (1) Business Loans Real Estate Loans Other Loans Portfolio - WAR Originations - WAR Note: All dollars in millions (1) Excludes fees and discounts 18

High Quality Loan Portfolio Diversified across the spectrum of business types with a high level of granularity Distribution of C&I Portfolio By Industry(1) Manufacturing, 10% 10% 16% Real Estate, and Rental and Leasing, 10% Health Care and Social Assistance, 10% 10% Other Services (except Public Administration), 9% 6% Construction, 9% Retail Trade, 9% 6% 10% Accommodation and Food Services, 8% 7% Finance and Insurance, 7% 9% Professional, Scientific, and Technical Services, 6% 8% Wholesale Trade, 6% All Other 9% 9% 1 Distribution by North American Industry Classification System (NAICS) Includes C&I, Owner Occupied CRE, SBA and Agribusiness loans. Excludes Franchise loans. . Geographic Distribution of Loan Portfolio Geographic Distribution of Franchise Loans Texas 2% California, 75% 13% Texas, 2% 6% 2% Arizona, 6% All Other States California Nevada, 2% 30% 12% 4% 1% Washington/Oregon, 4% 75% 1% New York, 1% New Jersey 9% Ohio 12% New Jersey, 1% 3% Other, 9% Georgia Illinois 5% Florida 7% New York 6% 6% North Carolina 6% *Based on state of primary real property collateral. If primary collateral is not real property, borrower address is used. 19

Credit Risk Management The Company has a long running history of outperforming peers on asset quality . Loan delinquencies to loans held for investment of 0.13% as of 9/30/2019 . Nonperforming assets to total assets of 0.07% at 9/30/2019 Nonperforming Assets to Total Assets Comparison PPBI Peers * 5.00 4.39 4.50 4.26 4.30 4.24 4.23 4.29 4.11 4.06 3.96 4.04 4.00 3.77 3.62 3.48 3.39 3.50 3.26 3.21 2.93 CNB 2.96 3.00 PDNB Acquisition Acquisition 2/11/11 2.50 4/27/12 2.00 1.70 1.66 1.67 1.58 1.62 1.56 1.36 1.31 1.50 1.24 1.18 1.04 1.08 1.10 1.05 0.91 0.80 1.00 0.76 0.74 0.69 0.74 0.58 0.59 0.58 0.53 0.48 0.48 0.50 0.49 0.46 0.44 0.38 0.33 0.42 0.41 0.42 0.41 0.36 0.38 0.37 0.50 0.21 0.20 0.20 0.21 0.19 0.40 0.55 0.15 0.14 0.12 0.12 0.18 0.18 0.17 0.07 0.13 0.17 0.04 0.11 0.08 0.07 0.11 0.07 0.02 0.01 0.01 0.04 0.04 - 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19 1Q '09 1Q '09 2Q '09 3Q '09 4Q '10 1Q '10 2Q '10 3Q '10 4Q '11 1Q '11 2Q '11 3Q '11 4Q '12 1Q '12 2Q '12 3Q '12 4Q '13 1Q '13 2Q '13 3Q '13 4Q '14 1Q '14 2Q '14 3Q '14 4Q '15 1Q '15 2Q '15 3Q '15 4Q * California peer group consists of all insured California institutions, from SNL Financial. 20

Asset Quality Measures Highly disciplined credit risk management, proactive loss mitigation strategies Total Delinquent Loans to Loans Held for Investment Annualized Net Charge offs to Average Loans 1.00% 1.00% 0.80% 0.80% 0.60% 0.60% 0.40% 0.40% 0.18% 0.16% 0.20% 0.15% 0.15% 0.13% 0.20% 0.09% 0.06% 0.00% 0.01% 0.01% 0.00% 0.00% 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19 Nonperforming Loans to Loans Held for Investment Allowances for Loan Losses + Discount to Loans Held for 0.50% Investment 1.50% 1.20% 0.40% 1.10% 1.07% 0.99% 0.94% 1.00% 0.30% 0.50% 0.38% 0.41% 0.43% 0.40% 0.40% 0.20% 0.15% 0.08% 0.09% 0.09% 0.10% 0.05% 0.00% 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19 0.00% ALLL to LHFI ALLL + Discount Acquired Loans to LHFI 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19 Notes: - At September 30, 2019, 41% of loans held for investment include a fair value net discount of $46.8 million or 0.53% of loans held for investment. 21

CRE to Capital Concentration Ratio Experience in managing CRE concentrations well in excess of 300% . CRE concentrations are well-managed across the organization, and semi-annually stress tested CRE as a Percent of Total Capital 1000% Annualized Net Charge-Offs(1) Commercial Real Estate 0.10% Multi-family 0.05% 800% 627% 600% Managed Growth 499% Grandpoint 415% Acquisition 389% 400% 372% 365% 376% 349% 362% 352% 356% 336% 340% 336% 341% 342% 332% 326% 310% 316% 287% 287% 275% 200% 0% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19 (1) January 1, 2009 – June 30, 2019 22

CECL Update

Based on current capital levels and expected earnings, we believe we are well-positioned to absorb the anticipated CECL transitionary impact

CECL Adoption in 1Q 2020

- **Life-of-loan CECL reserves** will be driven by our portfolio characteristics, risk-grading methodology, the macro-economic outlook, and modeling methodology
- **Key methodology assumptions**
  - Sophisticated model uses loan-level, PD/LGD discounted cashflows as the primary basis for loss estimation
  - Reasonable and supportable weighted, multi-scenario economic forecast
  - 3-year straight line reversion to mean historical loss
- **Key factors primarily affecting the increase in ACL**
  - Life of loan loss (CRE)
  - Economic scenarios
  - Fair valued acquired bank portfolios
  - Unfunded commitments

Currently Anticipated CECL Impact to ACL in 1Q 2020

- **Anticipated ACL will increase $40 to $60 million from year-end 2019 levels**

Bank Capital Ratios	Proforma With +$60MM ACL Increase[1]	Proforma Change From Actuals[1]
Leverage Ratio	11.79%	**-0.41%**
CET 1 Ratio	12.55%	**-0.46%**
Tier 1 Ratio	12.55%	**-0.46%**
RBC Ratio	13.55%	**0.15%**
TCE Ratio (Cons.)	9.67%	**-0.34%**

ACL by Collateral



Consumer 4%
Commercial 30%
Real Estate 66%

ACL by Key Factor



Unfunded Reserve 13%
Life of Loan Loss Methodology 41%
Economic Scenarios 28%
Acquired Bank Portfolios 18%

(1) As of 9/30/2019

23

Scarcity Value in Southern California PPBI is the 2nd largest publicly traded bank headquartered in Southern California(1) Total Market Price to Price to Assets Cap. Earnings TBV Company Name State Ticker Exchange ($M) ($M) (x) (%) 1 PacWest Bancorp CA PACW NASDAQ 26,725 4,593 10.1 200 2 Pacific Premier Bancorp, Inc. CA PPBI NASDAQ 11,811 2,030 12.4 186 (2) (2) 3 Axos Financial Inc. NV AX NYSE 11,771 1,837 11.7 188 4 CVB Financial Corp. CA CVBF NASDAQ 11,333 2,990 14.9 238 5 Banc of California, Inc. CA BANC NYSE 8,625 729 NM 107 6 Opus Bank CA OPB NASDAQ 7,771 916 28.7 133 7 Farmers & Merchants Bank of Long Beach CA FMBL OTCQB 7,597 1,011 11.6 95 8 First Foundation Inc. CA FFWM NASDAQ 6,358 733 13.3 145 9 American Business Bank CA AMBZ OTC Pink 2,332 267 12.4 133 10 Pacific Mercantile Bancorp CA PMBC NASDAQ 1,439 159 17.2 - 11 Malaga Financial Corporation CA MLGF OTC Pink 1,232 158 10.6 113 12 Provident Financial Holdings, Inc. CA PROV NASDAQ 1,105 156 31.2 128 Median 7,684 825 12.4 133 Market data as of November 6, 2019. Financial data for the most recently reported quarter. Peer P/E ratio uses LTM EPS. Source: SNL Financial (1) Defined as banks with shares listed on the NYSE, NASDAQ or OTC exchanges, excludes ethnically focused banking institutions, sorted by total assets 24

Scarcity Value in the Western U.S.

Listed below are banks headquartered in the West with assets between $5B and $25B [(1)]

- PPBI ranks 2nd when measured by total assets for banks headquartered in Southern California… and 8th more broadly across the continental Western U.S.

	Company Name	State	Ticker	Exchange	Total Assets ($M)	Market Cap. ($M)	Price to Earnings (x)	Price to TBV (%)
1	PacWest Bancorp	CA	PACW	NASDAQ	26,725	4,593	10.1	200
2	Western Alliance Bancorporation	AZ	WAL	NYSE	26,324	5,245	10.9	202
3	Washington Federal, Inc.	WA	WAFD	NASDAQ	16,475	2,923	14.2	170
4	First Interstate BancSystem, Inc.	MT	FIBK	NASDAQ	14,702	1,856	16.0	223
5	Columbia Banking System, Inc.	WA	COLB	NASDAQ	13,758	2,875	15.2	214
6	Glacier Bancorp, Inc.	MT	GBCI	NASDAQ	13,719	4,047	18.7	283
7	Banner Corporation	WA	BANR	NASDAQ	12,098	1,918	13.0	165
8	Pacific Premier Bancorp, Inc.	CA	PPBI	NASDAQ	11,811	2,030	12.4	186
9	Axos Financial Inc.	NV	AX	NYSE	11,771	1,837	11.7	188
10	CVB Financial Corp.	CA	CVBF	NASDAQ	11,333	2,990	14.9	238
11	Banc of California, Inc.	CA	BANC	NYSE	8,625	729	NM	107
12	Opus Bank	CA	OPB	NASDAQ	7,771	916	28.7	133
13	HomeStreet, Inc.	WA	HMST	NASDAQ	6,836	760	37.5	116
14	Westamerica Bancorporation	CA	WABC	NASDAQ	5,616	1,805	22.8	305
	Median				**11,955**	**1,974**	**14.9**	**194**

Market data as of November 6, 2019. Financial data for the most recently reported quarter. Peer P/E ratio uses LTM EPS.
Source: SNL Financial
(1) Defined as banks headquartered in AZ, CA, ID, OR, MT, WA and WY with shares listed on the NYSE or NASDAQ exchanges, excludes ethnically focused banking institutions, sorted by total assets

25

Appendix Material 26

Consolidated Quarterly Financial Highlights

	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Summary Balance Sheet					
Total Assets	$11,503,881	$11,487,387	$11,580,495	$11,783,781	$11,811,497
Loans Held for Investment	8,759,204	8,836,818	8,865,855	8,771,938	8,757,476
Total Deposits	8,502,145	8,658,351	8,715,175	8,861,922	8,859,288
Loans Held for Investment/Total Deposits	103.0%	102.1%	101.7%	99.0%	98.9%
Summary Income Statement					
Total Revenue	$120,953	$124,516	$119,087	$116,965	$123,765
Total Noninterest Expense	82,782	67,239	63,577	63,936	65,336
Provision for Credit Losses	1,981	2,258	1,526	334	1,562
Net Income	28,392	39,643	38,718	38,527	41,375
Diluted EPS	$0.46	$0.63	$0.62	$0.62	$0.69
Performance Ratios					
Return on Average Assets (4)	1.00%	1.37%	1.34%	1.33%	1.44%
Return on Average Tangible Common Equity (4)	12.9%	16.7%	15.5%	15.2%	16.3%
Efficiency Ratio (1)*	53.5%	48.3%	49.3%	51.1%	50.9%
Net Interest Margin	4.38%	4.49%	4.37%	4.28%	4.36%
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.09%	0.15%	0.18%	0.15%	0.13%
Allowance for Loan Losses to Loans Held for Investment	0.38%	0.41%	0.43%	0.40%	0.40%
Nonperforming Loans to Loans Held for Investment	0.08%	0.05%	0.15%	0.09%	0.09%
Nonperforming Assets to Total Assets (2)	0.07%	0.04%	0.11%	0.07%	0.07%
Classified Assets to Total Risk-Based Capital (3)	6.31%	4.98%	4.03%	2.81%	2.96%
Classified Assets to Total Assets (3)	0.65%	0.54%	0.44%	0.32%	0.33%
Capital Ratios					
Tangible Common Equity/Tangible Assets *	9.47%	10.02%	10.32%	9.96%	10.01%
Tangible Book Value Per Share *	$16.06	$16.97	$17.56	$17.92	$18.41
Common Equity Tier 1 Risk-based Capital Ratio	10.55%	10.88%	11.08%	10.82%	10.93%
Tier 1 Risk-based Ratio	10.81%	11.13%	11.32%	11.07%	11.04%
Risk-based Capital Ratio	12.05%	12.39%	12.58%	13.54%	13.40%

(1) Represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger-related expenses to the sum of net interest income before provision for loan losses and total noninterest income, less gain / (loss) on sales of securities, OTTI impairment, gain / (loss) of other real estate owned, and gain / (loss) from debt extinguishment
(2) Nonperforming assets excludes nonperforming investment securities.
(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO.
(4) Annualized
* Please refer to non-U.S. GAAP reconciliation in appendix
Note: All dollars in thousands, except per share data

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Non-U.S. GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Total stockholders' equity	$ 175,226	$ 199,592	$ 298,980	$ 459,740	$ 1,241,996	$ 1,969,697	$ 2,007,064	$ 1,984,456	$ 1,988,998
Less: Intangible assets	(24,056)	(28,564)	(58,002)	(111,941)	(536,343)	(909,282)	(904,846)	(900,162)	(895,882)
Tangible common equity	**$ 151,170**	**$ 171,028**	**$ 240,978**	**$ 347,799**	**$ 705,653**	**$ 1,060,415**	**$ 1,102,218**	**$ 1,084,294**	**$ 1,093,116**
Total assets	$ 1,714,187	$ 2,037,731	$ 2,789,599	$ 4,036,311	$ 8,024,501	$ 11,487,387	$ 11,580,495	$ 11,783,781	$ 11,811,497
Less: Intangible assets	(24,056)	(28,564)	(58,002)	(111,941)	(536,343)	(909,282)	(904,846)	(900,162)	(895,882)
Tangible assets	**$ 1,690,131**	**$ 2,009,167**	**$ 2,731,597**	**$ 3,924,370**	**$ 7,488,158**	**$ 10,578,105**	**$ 10,675,649**	**$ 10,883,619**	**$ 10,915,615**
Common Equity ratio	10.22%	9.79%	10.72%	11.39%	15.48%	17.15%	17.33%	16.84%	16.84%
Less: Intangible equity ratio	(1.28%)	(1.28%)	(1.90%)	(2.53%)	(6.06%)	(7.13%)	(7.01%)	(6.88%)	(6.83%)
Tangible common equity ratio	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**9.42%**	**10.02%**	**10.32%**	**9.96%**	**10.01%**
Basic shares outstanding	16,656,279	16,903,884	21,570,746	27,798,283	46,245,050	62,480,755	62,773,147	60,509,994	59,364,340
Book value per share	$ 10.52	$ 11.81	$ 13.86	$ 16.54	$ 26.86	$ 31.52	$ 31.97	$ 32.80	$ 33.50
Less: Intangible book value per share	(1.44)	(1.69)	(2.69)	(4.03)	(11.60)	(14.55)	(14.41)	(14.88)	(15.09)
Tangible book value per share	**$ 9.08**	**$ 10.12**	**$ 11.17**	**$ 12.51**	**$ 15.26**	**$ 16.97**	**$ 17.56**	**$ 17.92**	**$ 18.41**

Note: All dollars in thousands, except per share data

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Non-U.S. GAAP Financial Measures For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate these figures by excluding merger related expenses and DTA revaluations in the period results. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. For the quarter period presented below, adjusted net income for return on average tangible common equity and average tangible common equity are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate return on average tangible common equity by adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We calculate adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger related expense and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-U.S. GAAP measures of return on average tangible common equity and adjusted return on average tangible common equity to the U.S. GAAP measure of return on common stockholders’ equity is set forth below. September 30, 2019 Net income $41,375 Add: Merger-related expense (4) Less: Merger-related expense tax adjustment (1) Operating net income $41,372 Less: Net income allocated to participating securities 432 Operating net income for earnings per share(2) $40,940 Weighted average shares outstanding - diluted 59,670,855 Diluted earnings per share $0.69 Average assets $11,461,841 Operating return on average assets(1) 1.44% Operating net income $41,372 Add: CDI amortization 4,281 Less: CDI amortization expense tax adjustment 1,240 Operating net income for return on average tangible common equity $44,413 Average stockholders' equity $1,990,311 Less: Average core deposit intangible 90,178 Less: Average goodwill 808,322 Average tangible common equity $1,091,811 Operating return on average tangible common equity(1) 16.27% Note: All dollars in thousands, except per share data (1) Annualized (2) EPS presented using the two-class method beginning Q1 2019 29

Non-U.S. GAAP Financial Measures

For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger-related expense to the sum of net interest income before provision for loan losses and total noninterest income, less gains/(loss) on sale of securities, OTTI impairment - securities, gain/(loss) on sale of other real estate owned, and gain / (loss) from debt extinguishment. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business.

	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Total noninterest expense	$ 82,782	$ 67,239	$ 63,577	$ 63,936	$ 65,336
Less: CDI amortization	4,693	4,631	4,436	4,281	4,281
Less: Merger-related expense	13,978	2,597	655	5	(4)
Less: Other real estate owned operations, net	-	1	3	62	64
Noninterest expense, adjusted	$ 64,111	$ 60,010	$ 58,483	$ 59,588	$ 60,995
Net interest income	$ 112,713	$ 117,546	$ 111,406	$ 110,641	$ 112,335
Add: Total noninterest income (loss)	8,240	6,970	7,681	6,324	11,430
Less: Net gain (loss) from investment securities	1,063	-	427	212	4,261
Less: OTTI impairment - securities	-	-	-	-	2
Less: Net gain (loss) from other real estate owned	(6)	305	-	72	(20)
Less: Net gain (loss) from debt extinguishment	-	-	-	-	(214)
Revenue, adjusted	$ 119,896	$ 124,211	$ 118,660	$ 116,681	$ 119,736
Efficiency Ratio	**53.5%**	**48.3%**	**49.3%**	**51.1%**	**50.9%**

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018
Total noninterest expense	$ 50,815	$ 54,993	$ 73,538	$ 98,583	$ 167,750	$ 249,905
Less: CDI amortization	764	75	1,350	2,039	6,144	13,594
Less: Merger-related expense	6,926	1,014	4,799	4,388	21,002	18,454
Less: Other real estate owned operations, net	618	1,490	121	385	72	4
Noninterest expense, adjusted	$ 42,507	$ 52,414	$ 67,268	$ 91,771	$ 140,532	$ 217,853
Net interest income	$ 58,444	$ 73,635	$ 106,299	$ 153,075	$ 247,502	$ 392,711
Add: Total noninterest income (loss)	8,811	13,377	14,388	19,602	31,114	31,027
Less: Net gain (loss) from investment securities	1,544	1,547	290	1,797	2,737	1,399
Less: OTTI impairment - securities	(4)	(29)	-	(205)	1	4
Less: Net gain (loss) from other real estate owned	-	-	-	-	46	281
Revenue, adjusted	$ 65,715	$ 85,494	$ 120,397	$ 171,085	$ 275,832	$ 422,054
Efficiency Ratio	64.7%	61.3%	55.9%	53.6%	50.9%	51.6%

Note: All dollars in thousands

30

Non-U.S. GAAP Financial Measures

Core net interest income and core net interest margin are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core net interest income by excluding scheduled accretion income, accelerated accretion income, CD mark-to-market and nonrecurring nonaccrual interest paid from net interest income. The core net interest margin is calculated as the ratio of core net interest income to average interest-earning assets. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business.

	2013	2014	2015	2016	2017	2018	March 31, 2019	June 30, 2019	September 30, 2019
Net interest income	$58,444	$73,635	$106,299	$153,075	$247,502	$392,711	$111,406	$110,641	$112,335
Less accretion income	3,241	1,927	4,387	9,178	12,901	16,082	3,805	4,950	6,026
Less CD mark-to-market	139	143	200	411	969	1,551	201	124	124
Less nonrecurring nonaccrual interest paid	-	-	-	-	-	-	161	107	37
Core net interest income	$55,064	$71,565	$101,712	$143,486	$233,632	$375,078	$107,239	$105,460	$106,148
Average interest-earning assets	$1,399,806	$1,750,871	$2,503,009	$3,414,847	$5,583,774	$8,836,075	$10,339,248	$10,363,988	$10,228,878
Net interest margin	**4.18%**	**4.21%**	**4.25%**	**4.48%**	**4.43%**	**4.44%**	**4.37%**	**4.28%**	**4.36%**
Core net interest margin	**3.93%**	**4.09%**	**4.06%**	**4.20%**	**4.18%**	**4.24%**	**4.21%**	**4.08%**	**4.12%**

Note: All dollars in thousands

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